Exhibit 10(s)

Florida - Pinellas County
Loan No.  C-331971
          C-332344

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn:  Connie Schmitz
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
-------------------------------------------------------------------------------

This instrument was prepared by Sally J. Lewis, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

                         CONSOLIDATION AND AMENDMENT OF
                     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                               (With License Back)

         THIS CONSOLIDATION AND AMENDMENT OF ABSOLUTE ASSIGNMENT OF LEASES AND RENTS ("Consolidation and Amendment") is made as of the 6th day of December, 2001, by and between KOGER EQUITY, INC., a Florida corporation, 433 Plaza Real, Suite 335, Boca Raton, Florida 33432 (herein called "Borrower") and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose mailing address is c/o Real Estate Department, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, (herein called "Lender").

                                    RECITALS

         A. Lender has made loans to Borrower evidenced by (i) the Tranche A Promissory Note dated as of December 16, 1996 executed by Borrower for the principal sum of ONE HUNDRED MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2007 and with interest as therein expressed and amended September 30, 1997, May 1, 1998, and which is being amended concurrently herewith; (ii) the Tranche B Promissory Note dated as of December 16, 1996 executed by Borrower for the principal sum of EIGHTY-NINE MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2009 and with interest as therein expressed, which was amended August 11, 2000 and which is being amended concurrently herewith; (iii) the Tranche C Promissory Note dated as of September 2, 1999 executed by Borrower for the

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principal sum of FOURTEEN MILLION SEVEN HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2007 and with interest as therein expressed and which is being amended concurrently herewith; and (iv) the Tranche D Promissory Note dated as of September 2, 1999 executed by Borrower for the principal sum of THIRTY MILLION THREE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2009 and with interest as therein expressed and which is being amended concurrently herewith (the Tranche A Promissory Note, the Tranche B Promissory Note, the Tranche C Promissory Note, and the Tranche D Promissory Note, as such instruments may be amended, restated, renewed and extended, are hereinafter collectively referred to as the "Notes").

     B. The Notes are secured by office buildings and unimproved sites located in various counties and states, evidenced by lien instruments of record as follows:

     (i) Master Lien Instrument Mortgage and Security Agreement dated December 19, 1996 securing the Notes; counterparts of which have been recorded in (a) Official Records Book 8507, page 1224 of the public records of Duval County, Florida; (b) Official Records Book 1969, page 356 of the public records of Leon County, Florida; (c) Official Records Book 5173, page 333 of the public records of Orange County, Florida; (d) Official Records Book 9559, page 1088 of the public records of Pinellas County, Florida; (e) as Instrument Number GG7415 in the public records of Shelby County, Tennessee and that certain Deed of Trust and Security Agreement dated August 18, 1997 recorded as Instrument Number GV2951 in the public records of Shelby County, Tennessee; (f) Greenville County, South Carolina; (g) El Paso County, Texas; (h) Bexar County, Texas; and (i) Travis County, Texas; and

     (ii) Master Lien Instrument Mortgage and Security Agreement dated September 2, 1999 securing the Notes, counterparts of which have been recorded
          (a) in Official Records Book 9409, page 1320 of the public records of Duval County, Florida; (b) in Official Records Book R2295, page 932 of the public records of Leon County, Florida; (c) in Official Records Book 5838, page 71 of the public records of Orange County, Florida;
          (d) in Official Records book 10670, page 1 of the public records of Pinellas County, Florida; (e) as Instrument Number JS4479 in the public records of Shelby County, Tennessee; (f) in the public records of Greenville County, South Carolina; (g) El Paso County, Texas; and
          (h) Travis County, Texas; and

     (iii) IDB Deed of Trust and Security Agreement dated September 2, 1999 executed by The Industrial Development Board of the City of Memphis and County of Shelby and Koger Equity, Inc., securing Notes, recorded as Instrument Number JS 4481 in the public records of Shelby County, Tennessee, and Leasehold Deed of Trust and Security Agreement dated September 2, 1999 executed by Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS 4480 in the public records of Shelby County, Tennessee.

The foregoing instruments in (i) and (ii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "Existing Lien Instruments." The foregoing instruments in (iii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "IDB Lien Instruments."

     C. The Notes are also secured by the following assignments of leases and rents recorded in Pinellas County, Florida (the "County"), (collectively, the "Assignments"):

     (i) Absolute Assignment of Leases and Rents dated December 16, 1996 and recorded December 20, 1996 in Official Record Book 9559, page 1169 as Instrument No. 96-347217 in the records of Pinellas County, Florida,

     (ii) Absolute Assignment of Leases and Rents dated September 2, 1999 and recorded September 24, 1999 in Official Record Book 10670, page 98 as Instrument No. 99-316129 in the records of Pinellas County, Florida,(the "1999 Assignment").

     D. The Loan Documents (as defined below) provide for release and substitution of security; at the request of Borrower, Lender has released certain security and has agreed to release additional security and to accept certain other properties (individually and collectively, the "New Security") in substitution therefor, all as more completely described in the recitals to the Master Loan Agreement between Borrower and Lender of even date herewith.

     E. Concurrently with closing the releases and substitutions, Borrower and Lender have agreed (1) to create a Master Loan Agreement containing terms and conditions governing future releases and substitutions, which will facilitate Borrower's ability to release and substitute property and will comprehensively identify the property which is the collateral for the Notes, (2) in the case of New Security located in counties not covered by the Existing Lien Instruments, Borrower will grant Lender first liens on the New Security by execution, delivery and recordation of new lien instruments ("New Lien Instruments"), (3) in the case of New Security located in the same counties as some of the existing security, Borrower will grant Lender first liens on the New Security by spreading the liens and effects of the applicable Existing Lien Instruments to the New Security, and
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(4) to consolidate the Existing Lien Instruments recorded in the applicable counties and amend and restate them, to amend and restate the IDB Lien Instruments, and amend certain of the other Loan Documents to incorporate the aforedescribed changes, as necessary.

     F. Borrower and Lender hereby desire to consolidate and amend the Assignments and to spread the operation thereof to the portion of the New Security more fully described in Exhibit "A" attached hereto (the "Additional Collateral"), all in accordance with the terms set forth herein.

     NOW THEREFORE in consideration of the foregoing facts and the covenants contained herein and other valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. All initial capitalized words and terms used herein and not otherwise defined herein shall have the meanings ascribed to such words and terms set forth in the 1999 Assignment.

     2. The Assignments are hereby consolidated in their entirety. Except as set forth in this Consolidation and Amendment, the terms of the consolidated Assignments shall be as set forth in the 1999 Assignment

         3. All references to "Assignment" in the Assignments shall hereafter refer to the consolidated and amended Assignments described herein. The defined term "Master Lien Instrument" in the 1999 Assignment shall hereafter mean "any of the following recorded in the County: (i) the Existing Lien Instruments, as such instruments may be consolidated, spread, amended, modified, extended or restated from time to time, (ii) any of the New Lien Instruments, as they may be consolidated, spread, amended, modified extended or restated from time to time, and (iii) the IDB Lien Instruments as they may be consolidated, spread, amended, modified, extended or restated from time to time." The defined term "Loan Documents" in the 1999 Assignment shall hereafter be deemed to include the Master Loan Agreement between Lender and Borrower of even date herewith. The defined terms "Property" and "Properties" in the 1999 Assignment shall hereafter be deemed to include the Additional Collateral, as described in Section 4 below. The defined terms "Note" or "Notes" in the 1999 Assignment shall hereafter refer to the Notes described above. Section 3.04 of the 1999 Assignment is revised to replace the phrase "at any Park (as such term is defined in the Master Lien Instrument)" in Section 3.04 (a) with the phrase "within any Pool (as defined in the Master Loan Agreement)." Finally, the notice information for Borrower is hereby revised to be "433 Plaza Real, Suite 335, Boca Raton, Florida 33432, with a copy to K. Lawrence Gragg, Esq., White & Case LLP, 200 South Biscayne Blvd., Suite 4900, Miami, Florida 33131."

     4. The operation and effect of the Assignments, as amended and consolidated by this instrument, are hereby spread to the Additional Collateral.

     5. Except as expressly stated herein, the Assignments shall remain in full force and effect and are hereby ratified and confirmed.




                  (remainder of page intentionally left blank)

         IN WITNESS WHEREOF, the parties hereby have executed this Consolidation and Amendment Agreement as of the date first above written.

                                          BORROWER:
                                          KOGER EQUITY, INC., a Florida
Signed in presence of:                    corporation

s/Steven J. Vainder                      By: s/Thomas Brockwell
------------------------------------         -----------------------------------
Steven J. Vainder                              Thomas Brockwell
---------------------------                  -----------------------------------
Name Typed or Printed                          433 Plaza Real, Suite 335
                                               Boca Raton, Florida 33432

s/Janet M. Szukalski
------------------------------------
Janet M. Szukalski
------------------------------------
Name Typed or Printed


(corporate seal)




                       (signatures continued on next page)

                    (signatures continued from previous page)


                                               LENDER:
                                               THE NORTHWESTERN MUTUAL
                                               LIFE INSURANCE COMPANY, a
                                               Wisconsin corporation

                                               By: Northwestern Investment
                                                   Management Company, LLC, a
                                                   Delaware limited liability
                                                   company, its wholly-owned
                                                   affiliate and authorized
                                                   representative
Signed in presence of:
s/Janet M. Szukalski                              By:  s/Robert M. Ruess
------------------------------------                 ---------------------------
Janet M. Szukalski                                       Robert M. Ruess,
                                                         Managing Director
                                                         720 E. Wisconsin Avenue
                                                         Milwaukee, WI  53202

s/Janis E. Miller                           Attest:    s/Daniel C. Knuth
---------------------------                         ----------------------------
Janis E. Miller                                         Daniel C. Knuth,
                                                         Assistant Secretary
                                                         720 E. Wisconsin Avenue
                                                         Milwaukee, WI  53202

(corporate seal)

STATE OF FLORIDA                    )
                                    )ss.
COUNTY OF MIAMI-DADE                )

The foregoing instrument was acknowledged before me this 6th day of December, 2001, by Thomas Brockwell, as Vice President for KOGER EQUITY, INC., a Florida corporation, on behalf of the corporation. They are personally known to me or have produced as identification.

                                   NOTARY PUBLIC:

                                   Signature s/Clara L. Diaz
                                   ---------------------------------------------

                                   Clara L. Diaz
                                   ---------------------------------------------
                                                     Name (typed or printed)

                                   State of Florida at Large

                                   My Commission Expires:  October 30, 2003
                                            My Commission # CC 850933


STATE OF WISCONSIN                  )
                                    )ss.
COUNTY OF MILWAUKEE                 )

The foregoing instrument was acknowledged before me this 3rd day of December, 2001, by Robert M. Ruess and Daniel C. Knuth, as Managing Director and Assistant Secretary for Northwestern Investment Management Company, LLC, on behalf of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation. They are personally known to me or have produced a Wisconsin Drivers License as identification.

                                    NOTARY PUBLIC:

                                    Signature s/Janet M. Szukalski
                                             -----------------------------------

                                                Janet M. Szukalski
                                    --------------------------------------------
                                                      Name (typed or printed)

                                    State of Wisconsin

                                    My Commission Expires:  May 9, 2004


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                                     Ex-A-1
                                   EXHIBIT "A"
                            (Description of Property)
                   (All property in Pinellas County, Florida)